UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2013

NovaCopper Inc.
(Exact name of registrant as specified in its charter)

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
Canada, V7Y 1K4
(Address of principal executive offices, including zip code)

(604) 638-8088
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A (the “Amendment”) amends the Current Report for NovaCopper Inc. (the “Company”) on Form 8-K, as initially filed with the Securities and Exchange Commission on July 30, 2013 (the “Original Report”). The purpose of this Amendment is to announce the release of the technical report related to the previously disclosed Preliminary Economic Assessment for the Company’s Arctic Copper-Zinc-Lead-Silver-Gold Project in the Ambler mining district of Northwestern Alaska, and to file the related material change report filed with Canadian securities regulators (the ‘Material Change Report”). The information included in the Material Change Report was previously disclosed in the Original Report.

Item 7.01      Regulation FD Disclosure.

On July 30, 2013, the Company issued a press release announcing the results of a Preliminary Economic Assessment for its Arctic Copper-Zinc-Lead-Silver-Gold Project in the Ambler mining district of Northwestern Alaska (the “PEA”). A copy of the press release was furnished as Exhibit 99.1 to the Original Report.

On September 12, 2013, the Company issued a press release announcing the filing of the full technical report underlying the PEA titled “Preliminary Economic Assessment Report on the Arctic Project, Ambler Mining District, Northwest Alaska” (the “PEA Report”). A copy of the press release and PEA Report are furnished as Exhibits 99.2 and 99.3, respectively, to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01      Other Events.

On July 31, 2013, the Company filed a material change report with Canadian securities regulators summarizing the previously disclosed results of the PEA (the “Material Change Report”). A copy of the Material Change Report is attached as Exhibit 99.4 to this report and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

The information included or incorporated herein includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included or incorporated herein, without limitation, statements relating to the future operating or financial performance of the Company are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, or “should” occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; exploration results and budgets; mineral reserves and resource estimates; work programs; capital expenditures; timelines; market prices for precious and base metals; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include the uncertainties involving the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for cooperation of government agencies and native groups in the development and operation of properties; the need to obtain permits and governmental approvals; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; and other risk and uncertainties disclosed in the Company’s Annual Report on Form 10-K dated February 12, 2013, filed with the United States Securities and Exchange Commission (“SEC”) and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

Cautionary Note to United States Investors

The information incorporated herein has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates incorporated herein have been prepared in accordance with National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy, and Petroleum Definition Standards on Mineral Resources and Mineral Reserves. NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the SEC, and resource and reserve information incorporated herein may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term “resource” does not equate to the term “reserves”. Under U.S. standards, mineralization may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC's disclosure standards normally do not permit the inclusion of information concerning “measured mineral resources”, “indicated mineral resources” or “inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute “reserves” by U.S. standards in documents filed with the SEC. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves. U.S. investors should also understand that “inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an “inferred mineral resource” will ever be upgraded to a higher category. Under Canadian rules, estimated “inferred mineral resources” may not form the basis of feasibility or pre-feasibility studies except in rare cases. Investors are cautioned not to assume that all or any part of an “inferred mineral resource” exists or is economically or legally mineable. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of “reserves” are also not the same as those of the SEC, and reserves reported by the Company in compliance with NI 43-101 may not qualify as “reserves” under SEC standards. Accordingly, information concerning mineral deposits incorporated herein may not be comparable with information made public by companies that report in accordance with U.S. standards.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Tetra Tech WEI Inc.
23.2	Consent of John Huang
23.3	Consent of Michael F. O’Brien
23.4	Consent of Sabry Abdel Hafez
23.5	Consent of Mike Chin
23.6	Consent of Graham Wilkins
23.7	Consent of Jack Willms
23.8	Consent of Hassan Ghaffari
23.9	Consent of Marvin Silva
23.10	Consent of Jack DiMarchi
23.11	Consent of Harvey Wayne Stoyko
99.1	“NovaCopper Announces Positive Preliminary Economic Assessment for the Arctic Open-Pit Polymetallic Project”*
99.2	“NovaCopper Files NI43-101 Technical Report for the Preliminary Economic Assessment for the Arctic Open-Pit Polymetallic Project”
99.3	“Preliminary Economic Assessment Report on the Arctic Project, Ambler Mining District, Northwest Alaska” dated September 12, 2013
99.4	Material Change Report

* Previously furnished.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVACOPPER INC.

Dated: September 12, 2013	By: /s/ Elaine Sanders
Elaine M. Sanders, Chief Financial Officer